EXHIBIT 10(Q)
                              SHARE REPURCHASE AGREEMENT



               This Share Repurchase Agreement is made as of June 22, 1995 by and among James C. Levinson and Marilyn Gasche Levinson (collectively, the Levinsons ); the J. and L. Levinson
          Partnership, a Texas general partnership (the "Seller"); and Autoclave Engineers, Inc., a Pennsylvania corporation (the
           Company").

          FACTS:

               The Seller is the owner of shares of Common Stock, $.15 par value, of the Company (the "Common Stock"). The Levinsons are the sole partners of the Seller.

               The Seller desires to sell, and the Company desires to buy, shares of Common Stock owned by the Seller on the terms and conditions set forth in this Agreement, in such amount as is set forth on Exhibit A hereto (the "Seller Shares").

               The Seller and the Levinsons are willing to agree to refrain from making certain transfers of shares of Common Stock.

               The Company is willing to register the shares of Common Stock owned by the Seller under the Securities Act of 1933 (together with the rules and regulations thereunder, the
           Securities Act ) under certain circumstances.

               The Company has received a favorable opinion from its investment banker, Needham & Co. Inc., with respect to the fairness to the Company from a financial point of view of the transactions contemplated by this Agreement.

               In consideration of the covenants and conditions set forth in this Agreement, each of the parties agrees as follows:

               1. Sale of Seller Shares. The Seller agrees to sell, transfer and assign to the Company and, subject to and in reliance upon the representations, warranties, terms and conditions of this Agreement, the Company agrees to purchase, the Seller Shares at the purchase price set forth on Exhibit A hereto.

               2. Closing. The closing of the purchase and sale of the Seller Shares (the "Closing") shall be held concurrently with, and is contingent upon, the closing of the sale of the assets of the Company s AEG Division as a separate business (the AEG
          Sale ); provided, however, that (i) if the sale of the AEG Division occurs in connection with the sale of substantially all of the assets of the Company to or merger of the Company with one or more unaffiliated third parties, or (ii) if at the time of the closing of the AEG Sale, the Company has entered into a letter of intent, agreement in principle or agreement for the sale of substantially all of the remaining assets of the Company or the sale of the business of the Company through a merger with an unaffiliated party, then, in either case, this Agreement shall terminate immediately prior to the sale of the AEG Division and no party hereto shall have any obligation to the others with respect to the Seller Shares. At the Closing, the Seller will deliver to the Company a duly executed stock power and a certificate representing the Seller Shares against payment of the purchase price therefor by delivery of a certified check to the Seller. It shall be a condition of the Company s obligation to close the purchase of the Seller Shares that the AEG Sale shall have been completed for gross cash proceeds to the Company of at least $10,500,000.00 and that no litigation with respect to the transactions contemplated by this Agreement shall have been commenced or threatened in writing against the Company or members of the Company s Board of Directors. This Agreement may be terminated by the Seller and the Levinsons by written notice to the Company if the AEG Sale is not consummated within 180 days after the date hereof. This Agreement may be terminated by the Company by giving written notice to the Levinsons if the AEG Sale is not consummated within 365 days after the date hereof.

               3. Representations and Warranties of the Levinsons and the Seller. The Levinsons and the Seller represent and warrant as follows:

                    (a) Ownership of Stock. The Seller is the sole record and beneficial owner of, and has good and marketable title to, the Seller Shares indicated on Exhibit A, free and clear of any liens, encumbrances, claims, charges, options, voting agreements and restrictions of any nature, other than restrictions generally imposed under state and federal securities laws (collectively, "Encumbrances"). Upon the delivery of the Seller Shares to the Company as provided in Section 2 above, the Company will receive good and marketable title to the Seller Shares free and clear of any and all Encumbrances.

                    (b) Enforceability of Agreement. This Agreement has been duly executed and delivered by each of the Levinsons and the Seller and is enforceable against them in accordance with its terms.

                    (c) No Brokers or Finders. No person has or will have, as a result of the transactions contemplated by this Agreement, any right, interest or valid claim against or upon the Seller for any commission, fee or other compensation as a finder or broker because of any act or omission by the Seller or the Levinsons; and the Levinsons and the Seller agree to indemnify and hold the Company harmless against any such commissions, fees or other compensation arising from any such acts or omissions.

                    (d) Legends. Certificates representing all shares of Common Stock owned by the Levinsons and the Seller after the date hereof and until the expiration of the Standstill Period (as defined below) shall bear the legends set forth on Exhibit B hereto. The Company will promptly remove such legends upon request after the expiration of the Standstill Period.

               4. Representations and Warranties of the Company. The Company represents and warrants as follows:

                    (a) Power and Authority. The Company has full power and authority to execute, deliver and perform this Agreement and to make this Agreement its valid and enforceable obligation.

                    (b) Enforceability of Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action of the Company. This Agreement has been duly executed and delivered by the Company and is enforceable against it in accordance with its terms.

                    (c)  No Conflict.    The execution, delivery and
          performance of this Agreement by the Company in accordance with its terms does not and will not conflict with or result in a breach of any terms and provisions of, or constitute a default under, the articles of incorporation or bylaws of the Company, any law or regulation applicable to the Company, or any agreement or instrument to which the Company is a party or by which the Company or its assets are bound.

                    (d) No Brokers or Finders. No person has or will have, as a result of the transactions contemplated by this Agreement, any right, interest or valid claim against or upon it for any commission, fee, or other compensation as a finder or broker because of any act or omission by the Company (except for the fees owing to Needham & Company, Inc., which shall be solely the responsibility of the Company); and the Company agrees to indemnify and hold the other parties hereto harmless against any such commissions, fees or other compensation arising from the Company's acts or omissions.

               5.   Standstill.   The Levinsons and the Seller each agree
          not to sell, assign, pledge, transfer (by gift or otherwise) or otherwise dispose of, directly or indirectly, any shares of Common Stock whatsoever (whether now held or hereafter acquired) and agree not to engage in any hedging transactions with respect to the Common Stock owned by them that may directly or indirectly have an impact on the market price of the Common Stock, in each case during the period commencing with and including the date hereof and ending on the close of business on the date which is eighteen (18) months after the Closing (the "Standstill Period"); provided, however, that the prohibition contained in this
          Section 5 shall not apply to:

                     (i) gifts in any amount in which (A) each donee agrees with the Company in writing to be bound by the restrictions contained in this Section 5; and (B) certificates representing the shares received by the donee bear the legends set forth on Exhibit B hereto;

                    (ii) sales made pursuant to an effective registration statement under the Securities Act; or

                                         -4-
                     (iii) lawful "private" sales in which (A) no such shares of Common Stock are sold publicly, or pursuant to Rule 144 under the Securities Act; and (B) such sales are made solely as a private sale pursuant to an exemption under the Securities Act other than Rule 144; (C) the certificates representing the shares of Common Stock acquired by the purchaser bear the legends set forth on Exhibit B hereto; and (D) each purchaser agrees with the Company in writing to be bound by the restrictions contained in this Section 5.
               6. Registration of the Shares; Compliance with the Securities Act.
                    (a)  Registration Requirements.

                         (1) Subject to the limitations set forth in the remainder of this Section 6(a), the Seller may at any time following the Standstill Period give to the Company a written request for the registration by the Company under the Securities Act of all or any part of the shares of Common Stock owned by it. After the receipt of such a request, the Company shall use its best efforts in good faith to effect promptly the registration under the Securities Act of all such shares as to which a request for registration has been received.

                         (2) The Company shall not be required to effect more than one registration pursuant to the provisions of Section 6(a)(1). The Company shall not be required to effect any registration pursuant to the provisions of Section 6(a)(1) if the Seller shall have sold at least 150,000 shares of Common Stock pursuant to an effective registration statement of the Company filed with the Securities and Exchange Commission (the
           Commission ) under the Securities Act.

                         (3)  If the Seller requests the Company to
          withdraw a registration statement requested by it and filed by the Company under the Securities Act, the Company shall have no further obligations under Section 6(a)(1).

                         (4) The Company shall not be obligated to effect any registration pursuant to the provisions of Section 6(a)(1) during the period commencing on the date falling 60 days prior to the Company s estimated date of filing of, and ending 90 days following the effective date of, any registration statement pertaining to any registration initiated by the Company (other than with respect to securities registered in connection with employee benefit plans).
                         (5) The Company shall not be required to effect any registration pursuant to the provisions of Section 6(a)(1) for any 60-day period following receipt of any written request for registration, if in the good faith judgment of the Board of Directors of the Company, the filing of any registration statement during such 60-day period would adversely affect a material proposed or pending acquisition, merger or other material corporate event to which the Company reasonably expects to conclude.

                         (6) The Company shall not be required to effect any registration pursuant to the provisions of Section 6(a)(1) with respect to any shares of Common Stock that may be sold pursuant to the provisions of Rule 144(k), or any rule of similar effect, of the Commission

                         (7) The Seller shall not effect sales of any securities pursuant to any registration pursuant to the provisions of Section 6(a)(1) after receipt of notice from the Company to suspend sales to permit the Company to correct or update such registration statement, which the Company shall undertake to do as soon as practicable; in such event, the period of time described in Section 6(b)(1) shall be extended by a period of days equal to the period such suspension is in effect.

                    (b)  Registration Procedures.

                         (1) With respect to any registration statement filed by the Company pursuant to Section 6(a)(1) (the
           Registration Statement ), the Company will prepare and file with the Commission such amendments and supplements thereto and to the prospectus used in connection therewith as may be necessary to comply with the Securities Act for a period of sixty (60) days after the effective date of such Registration Statement. After the conclusion of such 60-day period, the Seller shall not make any sales of Common Stock pursuant to such Registration Statement, and such Registration Statement may be withdrawn by the Company.

                         (2) The Company will furnish to the Seller with respect to the securities registered under the Registration Statement (and to each underwriter, if any, of such securities) such number of copies of prospectuses and preliminary prospectuses in conformity with the requirements of the Securities Act and such other documents as the Seller may reasonably request, in order to facilitate the public sale or other disposition of all or any of such securities by the Seller; provided, however, that the obligation of the Company to deliver copies of prospectuses or preliminary prospectuses to the Seller shall be subject to the receipt by the Company of reasonable assurances from the Seller that the Seller will comply with the applicable provisions of the Securities Act and of such other securities or blue sky laws as may be applicable in connection with any use of such prospectuses or preliminary prospectuses;

                         (3) The Company will file documents required of the Company for blue sky clearance in states specified in writing by the Seller and will use its reasonable best efforts to obtain all such clearances; provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented; and

                         (4)  The Company will bear all expenses in
          connection with each Registration Statement and with the procedures specified in this Section 6(b) and the registration of the shares pursuant to the Registration Statement, other than fees and expenses, if any, of underwriters and of counsel or other advisers to the Seller.

                         (5) In the event that any registration pursuant to Section 6(a) involves an underwritten public offering, the Company will execute an underwriting agreement containing customary terms.

                         (6)  The Company will give the Sellers, any
          underwriters and their respective representatives reasonable and customary access to the books, records and properties of the Company and will make available its officers and representatives to discuss the business and affairs of the Company in order to permit the Seller and underwriter to conduct a reasonable due diligence investigation of the Company within the meaning of the Securities Act.

                         (7) The Company will use its best efforts to furnish to the Seller and underwriter, if any, an opinion of counsel for the Company and a cold comfort letter of its auditors, in each case, covering matters customarily covered in such documents in underwritten public offerings.

                         (8)  While any Registration Statement is
          effective, the Company will immediately notify the Seller of
          (i) any event which could cause the Registration Statement to contain an untrue statement, or (ii) any communication from the Commission with respect to the Registration Statement.

                    (c)  Indemnification.  For the purpose of this
          Section 6(c):

                         (1) The term "Selling Shareholder" shall mean the Seller if it has sold shares of Common Stock pursuant to the Registration Statement, and any affiliate of the Seller, including the Levinsons;

                         (2)  The term "Registration Statement" shall
          include any preliminary prospectus, final prospectus, exhibit, supplement or amendment included in or relating to the Registration Statement; and

                         (3) The term "untrue statement" shall mean any untrue statement or alleged untrue statement of a material fact in the Registration Statement, or any omission or alleged omission to state in the Registration Statement a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                    The Company agrees to indemnify and hold harmless each Selling Shareholder from and against any losses, claims, damages or liabilities to which such Selling Shareholder may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any untrue statement contained in the Registration Statement, and the Company will reimburse such Selling Shareholder for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of, or is based upon, an untrue statement made in such Registration Statement in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Selling Shareholder specifically for use in preparation of the Registration Statement, or the failure of such Selling Shareholder to comply with the covenants and agreements contained herein respecting sale of its securities.

                    The Seller and the Levinsons agrees to indemnify and hold harmless the Company and (and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, each officer of the Company who signs the Registration Statement and each director of the Company) from and against any losses, claims, damages or liabilities to which the Company (or any such officer, director or controlling person) may become subject (under the Securities Act or otherwise), insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any failure of the Seller to comply with the covenants and agreements contained herein, or any untrue statement contained in the Registration Statement if such untrue statement was made in reliance upon and in conformity with written information furnished by or on behalf of the Seller specifically for use in preparation of the Registration Statement, and the Seller will reimburse the Company (or such officer, director or controlling person), as the case may be, for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim.

                    Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 6(c), such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, and, subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person and such indemnifying person shall have been notified thereof, such indemnifying person shall be entitled to participate therein, and, to the extent it shall wish, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified person. After notice from the indemnifying person to such indemnified person of its election to

                                         -8-
          assume the defense thereof, such indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof, provided, however, that if there exists or shall exist a conflict of interest that would make it inappropriate, in the opinion of counsel to the indemnified person, for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person; provided, however, that no indemnifying person shall be responsible for the fees and expenses of more than one separate counsel for all indemnified parties.
               If the indemnification provided for in this Section 6(d) is for any reason unavailable, then each indemnifying party shall contribute to the amount paid or payable by the indemnified party (including legal fees and other expenses) in proportion to their relative fault with respect to the untrue statement or other fact giving rise to the amount so paid or payable, determined by reference to who supplied the information giving rise to the untrue statement and who had the opportunity to correct the untrue statement or to remedy any other defect, as well as other equitable considerations, but not by reference to the indemnified party s stock ownership in the Company.
               8. Counterparts. This Agreement may be executed in counterparts, each of which will be deemed an original but all of which will be deemed one instrument.

               9. Survival of Representations and Warranties. All representations and warranties made in this Agreement or any other instrument or document delivered in connection herewith, shall survive the execution and delivery hereof.

               10. Prior Agreements. This Agreement constitutes the entire agreement between the parties with respect to its subject matter and supersedes any prior understandings or agreements concerning such subject matter.

               11. Severability. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

               12. Governing Law. This Agreement shall be governed by, and construed in accordance with, Pennsylvania law.

               13. Headings. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of the Agreement for any other purpose.

               14. Amendments and Waivers. Changes in or additions to this Agreement may be made, and compliance with any covenant or other provision herein set forth may be omitted or waived, only by an instrument in writing executed by all of the parties hereto.

               15. Non-Assignability. The provisions of this Agreement are non-assignable, except that the estate of the survivor of James C. Levinson and Marilyn Gasche Levinson shall be entitled to the benefits of, and shall be subject to the provisions of, this Agreement.

               16. Joint and Several Obligations. The Levinsons jointly and severally agree to cause the Seller to perform all of its obligations hereunder, and all obligations of the Levinsons and/or of the Seller shall be joint and several, whether so expressed or not. The term Seller shall be deemed to include the Levinsons if the Seller shall be dissolved or if any of the shares of Common Stock owned by the Seller shall be distributed to the Levinsons, but the provisions of this sentence shall not create any duplicative obligations on the part of the Company.

               17. Further Assurances. Subject to the specific terms of this Agreement, each of the parties hereto shall make, execute, acknowledge and deliver, such other instruments and documents, and take all such other actions, as may be seasonably necessary in order to effectuate the purpose of this Agreement and to consummate the transactions contemplated hereby.

               IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                                        AUTOCLAVE ENGINEERS, INC.


                                        By:___________________________
                                             Title:


               THE  J. AND L. LEVINSON PARTNERSHIP


               By:__________________________

                           James C. Levinson


                By:__________________________

                          Marilyn Gasche Levinson

                                   _______________________________
                                   James C. Levinson, individually

                                   _______________________________
                                   Marilyn Gasche Levinson, individually


                                      EXHIBIT A

                                                   Purchase Price   Total Pur-
     Seller                        Seller Shares     Per Share      chase Price
     ------                        -------------   --------------   -----------
     The J. and L. Levinson           220,000         $11.75        $2,585,000
       Partnership

                                      EXHIBIT B



          The shares represented by this certificate have not been registered under the Securities Act of 1933. These shares have been acquired for investment and not with a view to distribution or resale, and may not be sold, mortgaged, pledged, hypothecated or otherwise transferred without an effective registration statement for such shares under the Securities Act of 1933, or an opinion of Counsel for the Corporation that registration is not required under such act.

          The shares represented by this certificate are subject to restriction on transfer contained in a Share Repurchase
          Agreement, dated June 22, 1995. A copy of such agreement may be obtained, without charge, from the Secretary of the Corporation.